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                                                                       EXHIBIT I


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statements No. 33-57111 and No. 333-112421 on Form S-8 of our report dated June 25, 2004 appearing in this Annual Report on Form 11-K of The Schering-Plough Puerto Rico Employees' Retirement Savings Plan for the year ended December 31, 2003.




/s/ Deloitte & Touche LLP
Parsippany, New Jersey
June 25, 2004

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